Exhibit 10.65
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
October 31, 2008
Mr. Robert I. Blum, President and CEO
Cytokinetics, Incorporated
280 East Grand Avenue
South San Francisco, California 94080

Re:	Amendment Number Three to Collaboration and Option Agreement Amgen Reference Number: 200625165
Dear Robert:
As you know, Amgen Inc. (“Amgen”) and Cytokinetics, Incorporated (“CK”) are parties to that certain Collaboration and Option Agreement, Amgen contract number 200625165, dated December 29, 2006, as amended (the “Option Agreement”). Pursuant to Amendment Number Two to the Collaboration and Option Agreement, Amgen contract number 200625165-002, dated September 30, 2008 (“Amendment No. 2”), Amgen is conducting certain research and development activities. By this letter (this “Letter Agreement”), the Parties wish to expand the scope of these activities. Capitalized terms used herein and not otherwise defined will have the meaning ascribed in the Option Agreement and Amendment No. 2.
1.	This Letter Agreement is deemed effective as of September 30, 2008.

2.	The Plan is hereby amended to include the activities set forth in Exhibit A hereto.

3.	As requested by Amgen, CK will provide Amgen with an additional [***] of [***] CK- 1827452, [***].
4.   For clarity, the Parties agree that (a) the purification by Amgen (or by [***] on behalf of Amgen) of the [***] CK-1827452 provided to Amgen by CK under this Letter Agreement and under Amendment No. 2 is covered by the Plan; and (b) the data sets provided to Amgen by CK relating to the clinical trials of CK-1827452 are CK Materials.
5.    Except as expressly set forth herein, all terms and conditions of the Option Agreement and Amendment No. 2 remain in full force and effect.
Please confirm CK’s agreement to the foregoing by having an authorized representative of CK countersign this Letter Agreement where indicated below. Please return a fully executed copy of this Letter Agreement to Richard V. Person, Sr. Counsel, at Amgen.

Sincerely,	ACKNOWLEDGED AND AGREED

CYTOKINETICS, INCORPORATED

/s/ Terry Rosen Terry Rosen	/s/ Michael Rabson Michael Rabson
Vice President, Research	Sr. Vice President, Business Development
and Legal Affairs, and General Counsel

*** Certain information on the page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Confidential
Contract #200625165-003

Cytokinetics, Incorporated
October 31, 2008

EXHIBIT A
Additional R&D Activities Under Plan
[***]

*** Certain information on the page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Confidential
Contract #200625165-003